SEGALL BRYANT & HAMILL TRUST

(the “Trust”)

Supplement dated May 26, 2023 to the

Statement of Additional Information (“SAI”),

dated May 1, 2023, as amended

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the Prospectus and SAI for each series of the Trust (collectively, the “Funds”).

Effective May 17, 2023, Neal Andrews was appointed to serve as an Independent Trustee of the Trust. With this change, the Independent Trustees table in the section titled “Management of the Funds” beginning on page 46 of the SAI is revised to include the following:

INDEPENDENT TRUSTEES

Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by Trustees*(3)	Principal Occupation During Past 5 Years	Other Directorships(4)
Neal J. Andrews Birth Year 1966 Trustee: Since May 17, 2023	▪ Managing Director, BlackRock, Inc. 2006-2020; Chief Financial Officer, BlackRock Funds, 2007-2020; Chief Financial Officer, BlackRock iShares ETFs (2019).	None

*

As of the date of this SAI, the Trustees of the Trust oversee fourteen Segall Bryant & Hamill Funds.

1  Each trustee may be contacted by writing to the trustee, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

2  Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

3  The Fund Complex includes funds with a common investment adviser or sub-advisor which is an affiliated person. As of December 31, 2022, there were twenty-eight funds in the Fund Complex: the fourteen Segall Bryant & Hamill Funds offered to the public; Columbia Variable Portfolio-Partners Small Cap Value Fund, iMGP SBH Focused Small Value Fund, JNL Multi-Manager Small Cap Growth Fund, and Mainstay VP Small Cap Growth Portfolio which are also advised by Segall Bryant & Hamill, LLC; Barrett Growth Fund and Barrett Opportunity Fund, advised by Barrett Asset Management, LLC; Cabana Target Drawdown 5 ETF,

Cabana Target Drawdown 7 ETF, Cabana Target Drawdown 10 ETF, Cabana Target Drawdown 13 ETF, Cabana Target Drawdown 16 ETF, Cabana Target Leading Sector Conservative ETF, Cabana Target Leading Sector Moderate ETF, and Cabana Target Leading Sector Aggressive ETF, advised by The Cabana Group, LLC.

4  Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The sub-section titled “Additional Information About the Trustees’ Qualifications and Experience” beginning on page 49 of the SAI is revised to include the following:

Neal Andrews

Mr. Andrews has been an Independent Trustee of the Trust since May 17, 2023. He previously served as Managing Director of BlackRock, Inc. from 2006 to 2020 and Chief Financial Officer of BlackRock Funds from 2007 to 2020 and BlackRock iShares ETFs in 2019. He was selected to serve as a Trustee of the Trust based on his business, investment management and accounting experience.

In addition, the sixth sentence in the third paragraph in the sub-section titled “Standing Board Committees” in the section titled “Management of the Funds” on page 51 of the SAI is replaced with the following:

The Audit Committee comprises Messrs. Andrews, Smith and Voneiff (Chairperson), and Ms. Teague.

The table in the sub-section titled “Trustee Ownership of Fund Shares” beginning on page 51 is revised to include the following:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Neal J. Andrews	None	None

Further Information

For further information, please contact the Funds toll-free at 1-800-392-2673. You may also obtain additional copies of the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at the number above or by visiting the Funds’ website at www.sbhfunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE